UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2024

Rhinebeck Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38779	83-2117268
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2 Jefferson Plaza, Poughkeepsie, New York		12601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:(845) 454-8555

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RBKB	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2024, Rhinebeck Bancorp, Inc. (the “Company”), the holding company of Rhinebeck Bank, announced the retirement of Michael J. McDermott, Chief Financial Officer of the Company. Mr. McDermott will continue serving with the Company until his retirement is effective on May 31, 2024.  The current Vice President and Controller of the Company, Phillip Lekanides, has been named Interim Principal Financial and Accounting Officer effective June 1, 2024, and will manage the responsibilities of the principal financial and accounting officer in addition to his current responsibilities until a permanent replacement is named.

Mr. Lekanides, age 44, has served as Vice President and Controller of the Company since May 1, 2021. Mr. Lekanides has been with the Bank since 2011 serving as VP Financial Planning and Analysis, AVP Finance, AVP, Residential Mortgage Lending, and Real Estate Lending Manager before assuming his current position.

Mr. Lekanides will receive his normal salary plus a temporary stipend of $4,500 per month while Mr. Lekanides serves in the role of Interim Principal Financial and Accounting Officer.

Except as described above, there are no arrangements or understandings between Mr. Lekanides and any other persons pursuant to which Mr. Lekanides was named Interim Principal Financial and Accounting Officer of the Company. There are no family relationships between Mr. Lekanides and any director, executive officer, or other employee of the Company. Mr. Lekanides has no material interests in any transactions or proposed transactions requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RHINEBECK BANCORP, INC.

DATE: April 19, 2024	By: /s/ Michael J. Quinn
Michael J. Quinn
President and Chief Executive Officer